SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Advisers Investment Trust

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Independent Franchise Partners US Equity Fund

50 S. LaSalle Street

Chicago, Illinois 60603

November 30, 2022

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) for shareholders of the Independent Franchise Partners US Equity Fund (the “Fund”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between Advisers Investment Trust (the “Trust”), on behalf of the Fund and Independent Franchise Partners, LLP (“Franchise Partners”) at a meeting of shareholders to be held on or about Thursday, January 5, 2023.

Franchise Partners currently serves as the investment adviser to the Fund under an Amended and Restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and Franchise Partners (the “Current Advisory Agreement”). The Current Advisory Agreement was approved by the initial shareholders of the Fund on August 9, 2011. Shareholders have not voted on the Current Advisory Agreement since that date. The Current Advisory Agreement will automatically terminate as a result of a change in control of Franchise Partners as more fully described in the enclosed Proxy Statement. In order for Franchise Partners to continue to provide investment management services to the Fund, the Board of Trustees of the Trust (the “Board”) voted unanimously to approve the New Advisory Agreement under which Franchise Partners will continue to serve as the investment adviser to the Fund. The New Advisory Agreement has substantively the same terms as the Current Advisory Agreement, including the same fee rates, except for the commencement and renewal dates. To allow Franchise Partners to continue to serve as the investment adviser to the Fund without any interruption, shareholders of the Fund are being asked to approve the New Advisory Agreement.

The Board voted unanimously to approve the Proposal. The Board believes that the Proposal is in the best interests of the Fund and its shareholders. The Board recommends that you vote in favor of Proposal 1 to approve the New Advisory Agreement.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the meeting of shareholders scheduled for January 5, 2023. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of Franchise Partners, or from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

Thank you for your continued support.

Sincerely,

Toni Bugni, Secretary

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Meeting of Shareholders on January 5, 2023 (the “Meeting”)?

A.

At the Meeting, shareholders of the Independent Franchise Partners US Equity Fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), will be voting on a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and Independent Franchise Partners, LLP (“Franchise Partners”).

Q.	Why are shareholders being asked to approve Proposal 1?

A.

Franchise Partners currently serves as the investment adviser to the Fund under an Amended and Restated Advisory Agreement between the Trust, on behalf of the Fund, and Franchise Partners (the “Current Advisory Agreement”). Hassan Elmasry, Franchise Partners’ founder and one of its six partners, owns more than 25% of the equity in Franchise Partners. As a result, he is deemed under the Investment Company Act of 1940, as amended (the “1940 Act”), to be a “control person” of Franchise Partners. Over time Mr. Elmasry has reduced his responsibilities at Franchise Partners and intends to retire from his remaining executive responsibilities at the end of 2022 or soon thereafter. When he retires, his equity interest in Franchise Partners will be reallocated among the remaining partners and he will no longer be deemed a control person of Franchise Partners. Under the 1940 Act, this will result in a termination of the Current Advisory Agreement. This is because a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement. In order for Franchise Partners to continue to provide investment management services to the Fund, shareholders are required by the 1940 Act to approve the New Advisory Agreement.

Q.	Has the Board of Trustees of the Trust (the “Board”) approved Proposal 1?

A.	At an in-person meeting of the Board held on September 15, 2022, the Board unanimously approved the New Advisory Agreement for the Fund, subject to shareholder approval.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that you vote FOR Proposal 1 to approve the New Advisory Agreement.

Q.	Why is the Board recommending that shareholders approve Proposal 1?

A.

If shareholders of the Fund do not approve the New Advisory Agreement, then Franchise Partners will not be permitted to serve as the Fund’s investment adviser after Mr. Elmasry’s retirement, and the Board will have to consider other alternatives for the Fund, including (i) again seeking approval by shareholders of the Fund of the New Advisory Agreement or seeking approval of a different investment advisory agreement with Franchise Partners, (ii) retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, and (iii) the possible liquidation and closing of the Fund. To avoid interruption to the management and operations of the Fund and to avoid additional costs to the Fund in seeking alternatives, the Board is recommending that shareholders of the Fund approve Proposal 1 such that Franchise Partners can continue to provide investment advisory services to the Fund.

Q.	How will approval of Proposal 1 affect the management and operations of the Fund?

A.

The Fund’s investment objective and investment strategies will not change as a result of the New Advisory Agreement. Other than Mr. Elmasry’s retirement, the change in control will not result in any changes in personnel in the management and investment teams serving the Fund. Accordingly, approval of Proposal 1 is not expected to affect the management and operations of the Fund.

Q.	How will the approval of Proposal 1 affect the expenses of the Fund?

A.

The approval of the New Advisory Agreement will not increase the management fee rate at which Franchise Partners will be compensated by the Fund and will not increase the Fund’s operating expense ratio. In addition, approval of the New Advisory Agreement will not result in any change in the scale discount applicable to the management fee that is currently provided by Franchise Partners with respect to the Fund. The cost of preparing, printing and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by Franchise Partners.

Q.	What are the primary reasons for the retention of Franchise Partners as the investment adviser to the Fund?

A.

The Board weighed a number of factors in reaching its decision to approve the New Advisory Agreement, including, without limitation, the history, reputation, and resources of Franchise Partners, performance results achieved by Franchise Partners for its clients, including the Fund, the quality of services provided by Franchise Partners, and the fact that the change in control is not expected to result in any personnel change in the management and investment teams serving the Fund. The Board also considered that the management fee rates at which Franchise Partners will be compensated by the Fund pursuant to the New Advisory Agreement would not increase and that the scaled fee discount currently provided by Franchise Partners for the Fund would not change. Additional details regarding factors considered by the Board in approving the New Advisory Agreement can be found in the “Evaluation by the Board of Trustees” section of the enclosed Proxy Statement.

Q.	Are there any material differences between the Current Advisory Agreement and the New Advisory Agreement?

A.	No. There are no material differences between the Current Advisory Agreement and the New Advisory Agreement, other than their respective commencement and renewal dates.

Q.	How do I vote?

A.

If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Q.	When should I vote?

A.

Please vote as soon as possible. You may submit your vote at any time before the date of the Meeting. Representatives of Franchise Partners and Computershare Fund Services, a firm authorized by Franchise Partners to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

2

Independent Franchise Partners US Equity Fund

50 S. LaSalle Street

Chicago, Illinois 60603

NOTICE OF MEETING OF SHAREHOLDERS

To Be Held January 5, 2023

Dear Shareholders:

The Board of Trustees (the “Board”) of Advisers Investment Trust (the “Trust”) has called a meeting of the shareholders (the “Meeting”) of Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Trust, to be held at the offices of The Northern Trust Company, the Trust’s administrator, at 333 S. Wabash Street, Chicago, IL 60604 at 10:00 a.m., Central Time, on Thursday, January 5, 2023, for the following purposes:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Independent Franchise Partners, LLP (“Franchise Partners”), the Fund’s current investment adviser.

2.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

No investment advisory fee increase is proposed. The Board recommends that you vote FOR the proposals listed in this notice. Shareholders of record at the close of business on October 31, 2022 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

On behalf of the Board of Trustees

Toni Bugni

Secretary

November 30, 2022

YOUR VOTE IS IMPORTANT

To assure your representation at the Meeting, please follow the instructions provided on the Proxy Card (or voting instruction form) or Notice of Internet Availability of Proxy Materials, and vote via the Internet, by touchtone phone, or by printing your ballot and mailing it in. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call the toll-free number listed on your proxy card.

PROXY STATEMENT

MEETING OF SHAREHOLDERS

To Be Held January 5, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Advisers Investment Trust (the “Trust”) on behalf of Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Trust, for use at the meeting of shareholders, to be held to be at the offices of The Northern Trust Company, the Trust’s administrator, at 333 S. Wabash Street, Chicago, IL 60604 at 10:00 a.m., Central Time, on January 5, 2023, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about November 30, 2022. Only shareholders of record at the close of business on October 31, 2022 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 50 S. LaSalle Street, Chicago, Illinois 60604.

The Shareholders of the Fund, as indicated below, are being asked to consider the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund and Independent Franchise Partners, LLP, (“Franchise Partners”), the Fund’s current investment adviser.

2.	Transaction of such other business as may properly come before the Meeting or any adjournments thereof.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal 1. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at the website listed on your proxy card. The Proxy Statement also is available by calling 855-233-0437 (toll free) or 312-557-7902.

The Fund’s annual and semi-annual reports are available upon request, without charge, by writing to Independent Franchise Partners US Equity Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or calling 855-233-0437 (toll free) or 312-557-7902.

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BETWEEN THE TRUST & FRANCHISE PARTNERS

Summary of the Proposal

You are receiving this proxy statement because the current investment advisory agreement between the Trust, on behalf of the Fund, and Franchise Partners, the Fund’s current adviser (the “Current Advisory Agreement”), will automatically terminate due to the transaction described below. In order for Franchise Partners to continue to provide investment management services to the Fund, you are being asked to approve a new investment advisory agreement between the Trust and Franchise Partners (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase advisory fees paid by the Fund. The New Advisory Agreement is identical in all material respects to the Current Advisory Agreement that it will replace except for the dates of commencement and renewal. The effective date of the New Advisory Agreement is described in more detail below.

Shareholder approval of the New Advisory Agreement is being requested in connection with a change in the ownership of Franchise Partners. Hassan Elmasry, Franchise Partners’ founder and one of its six partners, owns more than 25% of the equity in Franchise Partners. As a result, he is deemed under the 1940 Act to be a control person of Franchise Partners. Mr. Elmasry intends to retire from his remaining executive responsibilities at the end of 2022 or soon thereafter. When he retires, Mr. Elmasry’s equity interest in Franchise Partners will be reallocated among the remaining partners. Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of an entity is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of the investment adviser. The reallocation of Mr. Elmasry’s shares of Franchise Partners to the remaining partners will result in a change in control of Franchise Partners. The 1940 Act further provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between that investment adviser and a registered investment company to be “assigned,” which in turn results in the automatic termination of the investment advisory agreement. As a result, the Current Advisory Agreement will automatically terminate upon the date of the reallocation of Mr. Elmasry’s equity. In order for Franchise Partners to continue to provide investment management services to the Fund, shareholders are required by the 1940 Act to approve the New Advisory Agreement.

In anticipation of the transactions described above, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Advisory Agreement. The Board is now requesting that the shareholders of the Fund approve the New Advisory Agreement. The New Advisory Agreement is identical in all material respects to the Current Advisory Agreement.

The Advisory Agreement

At a meeting on September 15, 2022, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement. The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Advisory Agreement and the New Advisory Agreement, Franchise Partners is entitled to receive an annual management fee from the Fund as follows:

Fund	Management Fee (as % of average daily net assets)[1]
Independent Franchise Partners US Equity Fund	0.60%

[1]

Effective October 1, 2021, Franchise Partners charges the Fund a management fee of 0.80% per annum calculated on the Fund’s average daily net assets, less a scale discount. This scale discount is based on Franchise Partners’ combined total assets under management and lowers the effective average management fee as assets under management grow, as illustrated in the table below.

While Franchise Partners’ combined total assets under management remain above $5 billion, the effective overall annual fee for the Fund will be 0.60%. Franchise Partners’ total assets under management at the end of each calendar quarter will be used to calculate the effective annual fee to be applied during the next calendar quarter.

Adviser’s Assets Under Management	Scale Discount for Assets in each Range	Net Fee for Assets in each Range after Discount	Effective Overall Annual Fee
First $1 billion	—	0.80%	0.80%
$1-2 billion	0.10%	0.70%	At $2 billion 0.75%
$2-3 billion	0.20%	0.60%	At $3 billion 0.70%
$3-4 billion	0.30%	0.50%	At $4 billion 0.65%
$4-5 billion	0.40%	0.40%	At $5 billion 0.60%
Above $5 billion	—	—	0.60%

For the fiscal year ended September 30, 2022, the annual advisory fee paid by the Fund was 0.60% of average daily net assets.

As adviser to the Fund, subject to the Board’s supervision, Franchise Partners continuously reviews, supervises and administers the Fund’s investment program. Franchise Partners also ensures compliance with the Fund’s investment policies and guidelines. The Current Advisory Agreement initially became effective with respect to the Fund on March 31, 2017.

The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement can be terminated by Franchise Partners on not less than sixty (60) days’ notice to the Fund. The Current Advisory Agreement and New Advisory Agreement may be amended by the parties thereto (which include Franchise Partners and the Trust) provided that the amendment is approved by the vote of a majority of the Board, including a majority of the Independent Trustees or by the vote of a majority of the outstanding voting securities of the Fund.

The New Advisory Agreement provides that Franchise Partners will not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The effective date of the New Advisory Agreement will be the date Mr. Elmasry’s equity is reallocated to the remaining partners, provided shareholders of the Fund have approved the New Advisory Agreement. If the New Advisory Agreement with Franchise Partners is not approved by shareholders, the Board and Franchise Partners will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Franchise Partners

Franchise Partners is organized under the laws of the United Kingdom and was launched in 2009. Franchise Partners’ principal place of business is Level 1, 10 Portman Square, London, W1H 6AZ, United Kingdom.

Franchise Partners is an investment adviser registered in the United States with the SEC under the Investment Advisers Act of 1940. The names, titles, addresses, and principal occupations of the principal executive officers and partners of Franchise Partners are set forth below:

Name and Address: *	Title and Principal Occupation:
Hassan A. Elmasry	Managing Partner
Jayson I. Vowles	Partner Co-Lead Investor
Michael D. Allison	Partner Co-Lead Investor
Karim R. Ladha	Partner Investor
Sandeep P. Ghela	Partner Chief Compliance Officer Chief Operating Officer
Richard F. Crosthwaite	Partner Investor

*	The address for each officer and director is Level 1, 10 Portman Square, London, W1H 6AZ, United Kingdom

Evaluation By The Board of Trustees

Section 15 of the 1940 Act requires that the New Advisory Agreement be approved by a majority of the Board, including a majority of the Independent Trustees. It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the New Advisory Agreement to determine whether the New Advisory Agreement is fair to the Fund and its shareholders. The Board conducted its annual consideration and approval of the Current Advisory Agreement for the Fund at an in-person meeting held on June 9, 2022. At an in-person meeting held on September 15, 2022, the Board approved the New Advisory Agreement with respect to the Fund, subject to approval by shareholders. The Board’s determination to approve the agreement followed its consideration of various factors and review of written materials provided by Franchise Partners. The Board’s deliberations and the information on which its conclusions were based are summarized below.

At each of the meetings held on June 9, 2022 and September 15, 2022, the Board requested, and Franchise Partners provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by Franchise Partners to the Fund; (ii) the investment performance of the Fund and Franchise Partners; (iii) the costs of the services to be provided and the profits to be realized by Franchise Partners from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee level reflects these economies of scale to the benefit of the Fund’s shareholders.

The Board examined the nature, extent, and quality of the advisory services provided by Franchise Partners. The Board considered the terms of the Current Advisory Agreement and the New Advisory Agreement (collectively, the “Agreements”), information and reports provided by Franchise Partners on its business, personnel and operations, and advisory services provided to the Fund. The Board reviewed Franchise Partners’ investment philosophy and portfolio construction processes, Franchise Partners’ compliance program, pending material litigation (or lack thereof), insurance coverage, business continuity program, and information security practices. The Board noted that, as set forth in the reports provided by Franchise Partners, there had been no material compliance issues or concerns raised or encountered since the last renewal of the Current Advisory Agreement that impacted the Fund and that there had been no material compliance issues in the past 36 months with respect to the Fund. The Board then considered key risks associated with the Fund and ways in which those risks are mitigated. Considering the personnel involved in servicing the Fund as well as the materials provided by Franchise Partners, the Board expressed satisfaction with the quality, extent, and nature of the services expected from Franchise Partners.

The Board reviewed the investment performance of the Fund and examined the selected peer groups and benchmark for the Fund. The Board reviewed the Fund’s performance compared to a peer selection based on the eVestment Large Cap Value universe and the eVestment US Large Cap Equity universe for various periods from one to ten years through both March 31, 2022 and June 30, 2022. The Board noted that the relative performance of the Fund did not vary significantly from the performance of the peer groups. The Board also reviewed the performance of another fund advised by Franchise Partners with a similar investment mandate for one-month, three-month, one-year, three-year, five-year, and since inception periods through both March 31, 2022 and June 30, 2022. The Board noted that the Fund outperformed the other fund advised by Franchise Partners across all periods ended March 31, 2022. The Board observed that the Fund performed on par with the other fund advised by Franchise Partners for the one-month period ended June 30, 2022 and outperformed the other fund all other periods ended June 30, 2022. After considering the information presented, the Board expressed satisfaction with the performance of the Fund and Franchise Partners.

The Board reviewed the cost of services provided and the profits realized by Franchise Partners, including assertions related to compensation and profitability. The Board discussed the advisory fee paid by the Fund and the total operating expenses of the Fund. The Board noted that Franchise Partners received a management fee of 0.60% of the Fund’s average daily net assets. The Board reviewed the investment advisory fee paid by the Fund in comparison to the investment advisory fees paid by the funds within the appropriate peer group, noting that the fee was competitive with the fees paid by its peers. The Board then reviewed the advisory fees paid by the other fund and accounts managed by Franchise Partners with similar investment mandates and noted that the Fund paid the same 0.60% investment advisory fee as the fund and accounts. The Board then considered the expense cap for the Fund, noting that Franchise Partners had contractually agreed to waive fees and or reimburse expenses to limit total annual fund operating expenses to 0.85% of the Fund’s average daily net assets. The Board also considered that the management fee rates at which Franchise Partners will be compensated by the Fund pursuant to the New Advisory Agreement would not increase. After considering the comparative data provided by Franchise Partners, the Board concluded that the advisory fee under the Agreements and the expense ratio were reasonable.

The Board considered the profitability of Franchise Partners’ relationship with the Fund and considered the information provided by Franchise Partners. Among other things, the Board considered the overall financial condition of Franchise Partners and representations made thereto and to the overall importance of the Fund’s relationship to Franchise Partners’ business strategy. The Board examined the Fund’s profit margin and Franchise Partners’ overall profitability. The Board concluded that, based on both the written and oral reports provided by Franchise Partners, the profit margin was reasonable.

In considering the economies of scale for the Fund, the Board considered the marketing and distribution plans for the Fund, its capacity, and breakeven point. The Board noted that, other than the investment advisory fee, Franchise Partners derived no other fees or monetary benefits from the Fund. The Board also noted that the Fund does not assess, and Franchise Partners does not receive Rule 12b-1 fees, that soft dollars are not a consideration for broker selection, and that Franchise Partners paid all third-party research expenses directly.

In reaching its conclusions, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the New Advisory Agreement was fair and reasonable, that Franchise Partners’ investment advisory fee is reasonable in light of the services provided to the Fund, and that approval of the New Advisory Agreement would be in the best interests of the Fund.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1

OPERATION OF THE FUND

The Fund is a diversified series of the Trust, an open-end investment company. The Trust is a Delaware statutory trust operating under a Fourth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 10, 2022. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. The Board supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains Franchise Partners, located at Level 1, 10 Portman Square, London, W1H 6AZ, United Kingdom as the Fund’s investment adviser. The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60603 serves as the Fund’s administrator, transfer agent, custodian and fund accounting agent. Foreside Fund Officer Services, LLC, dba ACA Group, 3 Canal Plaza, Suite 100, Portland, Maine 04011, provides compliance services and financial controls services for the Fund. Foreside Financial Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101 distributes shares of the Fund. Foreside Fund Officer Services, LLC and Foreside Financial Services, LLC are subsidiaries of Foreside Financial Group, LLC.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. Enclosed are a proxy card and Notice of Internet Availability of Proxy Materials with instructions on how to vote your shares via the Internet, by touchtone phone, or by printing and returning your ballot in a postage-paid envelope. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposed New Advisory Agreement. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Fund were issued and outstanding.

Fund	Total Shares of Beneficial Interest Issued and Outstanding
Independent Franchise Partners US Equity Fund	85,441,314.441

Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding voting shares of the Fund is required for the approval of the proposed New Advisory Agreement. The 1940 Act defines “majority of the outstanding voting share” to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. This means that Proposal 1 may be approved by less than a majority of the outstanding shares of the Fund, provided a quorum is present at the Meeting.

Under the rules of the New York Stock Exchange (NYSE), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholders’ rights or privileges. Consequently, brokers holding shares of the Fund on behalf of clients may not vote on Proposal 1 absent instructions from the beneficial owners of the shares.

The presence, either in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum. If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned Meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not aware of any other matters to come before the Meeting.

SECURITY OWNERSHIP OF MANAGEMENT

To the knowledge of the Trust’s management, as of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group less than 1% of the outstanding shares of the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the Trust’s management, as of the Record Date, the following shareholders were owners of record or beneficial owners, because they possessed voting or investment power with respect to such shares, of 5% or more of the outstanding shares of the Fund listed:

FUND AND SHAREHOLDER	NO. OF SHARES	PERCENT OF THE CLASS TOTAL ASSETS HELD BY THE SHAREHOLDER
INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND
Metropolitan Trans Auth MTA Master Trst 2 Broadway 10th Floor New York, NY 10004	14,034,814.573	16.43%
Manhattan & Bronx Surface Trans Op Auth 2 Broadway 10th Floor New York, NY 10004	8,550,041.066	10.01%
Northern Trust as Custodian FBO Milton Hershey School Trust PO Box 92956 Chicago, IL 60675	7,816,060.431	9.15%
The Northern Trust Company Custodian Salt River IFP PO Box 92956 Chicago, IL 60675	6,240,514.716	7.30%
Capinco C/C US Bank NA 1555 N Rivercenter Drive, Suite 302 Milwaukee, WI 53212	5,144,290.034	6.02%
Northern Trust as TTEE FBO WK Kellogg Foundation Tr PO Box 92956 Chicago, IL 60675	5,019,853.054	5.88%

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposals should be sent to Toni Bugni, Secretary, Advisers Investment Trust, c/o Independent Franchise Partners US Equity Fund, 50 S. LaSalle Street, Chicago, Illinois 60603.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The total cost of preparing and mailing this Proxy Statement, the accompanying Notice of Meeting, the proxy card and any additional materials relating to the Meeting, and the solicitation of proxies (as described below), is anticipated to total approximately $17,000. The costs will be borne by Franchise Partners. The Trust has engaged Computershare Fund Services (“Computershare”) to solicit proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost of $2,797, including out of pocket expenses, which is included in the total anticipated costs noted above. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by Computershare, officers of the Trust or employees of Northern Trust, Foreside and Franchise Partners. As the Meeting date approaches, shareholders of the Fund may receive a call from a representative of Computershare, the Trust, Northern Trust, Foreside or Franchise Partners if the Fund has not yet received their vote. Authorization to permit the Trust, Northern Trust, Foreside or Franchise Partners to execute proxies may be obtained by telephonic instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, Computershare, the Trust, Northern Trust, Foreside or Franchise Partners is required to ask the shareholder for their full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to Computershare, the Trust, Northern Trust, Foreside or Franchise Partners by the Fund, Computershare, the Trust, Northern Trust, Foreside or Franchise Partners representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The representative of the Computershare, the Trust, Northern Trust, Foreside or Franchise Partners, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement (except in cases where the shareholder is a client of Franchise Partners, in which case Franchise Partners can make a recommendation). Computershare, the Trust, Northern Trust, Foreside or Franchise Partners will record the shareholder’s instructions on the card. Within 72 hours, Computershare, the Trust, Northern Trust, Foreside or Franchise Partners will send the shareholder a letter to confirming the shareholder’s vote and asking the shareholder to call Computershare, the Trust, Northern Trust, Foreside or Franchise Partners immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

OTHER MATTERS

The Trust’s Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement and Notice of Internet Availability of Proxy Materials unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call 855-233-0437 (toll free) or 312-557-7902 or write to Independent Franchise Partners US Equity Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766.

A copy of the Notice of Shareholder Meeting, the Proxy Statement, the Proxy Card and the Notice of Internet Availability of Proxy Materials are available at the website listed on your proxy card.

BY ORDER OF THE BOARD OF TRUSTEES

Toni Bugni, Secretary

November 30, 2022

PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD OR ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND VOTE VIA THE INTERNET, BY TOUCHTONE PHONE, OR BY PRINTING YOUR BALLOT AND MAILING IT IN. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL THE TOLL-FREE NUMBER LISTED ON YOUR PROXY CARD.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this          day of         , 2022, between Advisers Investment Trust (the “Trust”), a Delaware statutory trust having its address at 50 S. LaSalle Street, Chicago, IL 60603, and Independent Franchise Partners, LLP, (the “Investment Adviser”), an investment adviser having its principal place of business at Level 1, 10 Portman Square, London W1H 6AZ, United Kingdom.

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Investment Adviser is authorized and regulated by the Financial Conduct Authority (the “FCA”) in the United Kingdom and is an investment adviser registered with the Securities and Exchange Commission (the “Commission”) under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (each investment portfolio is individually referred to herein as a “Fund” and collectively as the “Funds”) and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.

Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Fund(s) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A, which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2.	Delivery of Documents by the Trust. The Trust has furnished the Investment Adviser with copies, properly certified or authenticated, of each of the following:

(a)

the Trust’s Declaration of Trust, filed with the Secretary of State of Delaware on March 31, 2017, and any and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b)	the Trust’s By-Laws and any amendments thereto;

(c)	resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

(d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act, as filed with the Commission, and all amendments thereto;

(e)	the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the “1933 Act”), and under the 1940 Act as filed with the Commission and all amendments thereto; and

(f)

the most recent Prospectus, Summary Prospectus and Statement of Additional Information of each of the Funds (such Prospectus, Summary Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively referred to as the “Prospectus”).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3.	Delivery of Documents by the Investment Adviser. The Investment Adviser has furnished the Trust with true and accurate copies of each of the following:

(a)	Order Execution Policy

(b)	Proxy Policy

The Investment Adviser will furnish the Trust from time to time with copies of all amendments of or supplements to the foregoing.

4.

Management. Subject to the supervision of the Trust’s Board of Trustees, the Investment Adviser will provide a continuous investment program for the Fund(s), including investment research and management with respect to all securities and investments and cash equivalents in the Fund(s). The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund(s). The Investment Adviser will provide the services under this Agreement in accordance with each Fund’s investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust’s Board of Trustees. The Investment Adviser further agrees that it:

(a)	will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities;

(b)

will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

(c)

will place or cause to be placed orders for a Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services; however, a broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Investment Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund(s), nor shall the Investment Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares. In no instance will portfolio securities be purchased from or sold to the Trust’s principal underwriter, the Investment Adviser, or any affiliated person of the Trust, the Trust’s principal underwriter, or the Investment Adviser, except to the extent permitted by the 1940 Act and the Commission;

(d)

will maintain all books and records with respect to the securities transactions of the Fund(s) and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may request; and

(e)

will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund(s), including a Fund’s portfolio holdings, and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

The Investment Adviser may, subject to the approval of the Trust’s Board of Trustees, appoint a sub-adviser to provide the services contemplated hereunder; provided, however, that the Investment

Adviser shall not be relieved of any of its obligations under this Agreement by the appointment of such sub-adviser and provided further, that the Investment Adviser shall be responsible, to the extent provided in Section 13 hereof for all acts of such sub-adviser as if such acts were its own.

5.

Management Authority. Subject always to the terms of this Agreement, the Investment Adviser shall have full power and discretionary authority for the Fund(s) and in the name of the Trust as its agent to:

(a)

open and close accounts, including prime brokerage accounts, and select and place orders with reputable banks, members of a national securities exchange, brokers and dealers, and others selected by the Investment Manager in accordance with the provisions of this Section 5 to purchase, sell, and otherwise trade in or deal with any Investment or other asset;

(b)

instruct the custodian to deliver investments or other assets sold, exchanged, or otherwise disposed of for the Trust and to pay cash for investments or other assets delivered to the custodian upon the acquisition of such investments or other assets, or otherwise to instruct the custodian to deliver Investments or other assets in connection with any investment transaction for the Trust;

(c)

invest and reinvest all or any part of the Fund(s) including by effecting or instructing the custodian to effect the exercise of any option, privilege, or right, or the tender, exchange, conversion, or other transactions with respect to any Investment or asset held in the Fund(s);

(d)	vote proxies received with respect to investments held in the Fund(s) in accordance with Section 9 of this Agreement;

(e)	give its instructions to the custodian through any means that has been agreed to by the custodian;

(f)	consult with legal counsel concerning any question which may arise with reference to its duties under this Agreement; and

(g)

generally to perform any other act necessary to enable the Investment Adviser to carry out its obligations under this Agreement provided that in no event shall the Investment Adviser have any authority to take or maintain possession of cash, Investments, or any other assets of the Trust or to issue instructions to the custodian to deliver or pay the Investment Adviser any cash, investments, or other assets in payment of fees or otherwise.

6.	Brokerage:

(a)

When placing orders for the Fund(s) with brokers and dealers, the Investment Adviser’s primary objective will be to obtain best execution available for the Trust. The Investment Adviser will comply with its Order Execution Policy, a copy of which was delivered to the Trust pursuant to Section 3.

(b)

The Trust authorizes the Investment Adviser, in its discretion, to bunch or aggregate orders for the Trust with orders of other clients and to allocate the aggregate amount of the relevant investment among such accounts (including accounts in which the Investment Adviser, its affiliates and/or their personnel have beneficial interests) in the manner in which the Investment Adviser shall determine appropriate and may, in accordance with applicable laws or rules of any exchange or regulatory or self-regulatory organization, when placing orders with brokers and dealers, give permission for such brokers and dealers to trade along with or ahead of the client order. When portfolio decisions are made on an aggregated basis, the Investment Adviser may, in its discretion, place a large order to purchase or sell a particular Investment for the Trust and the accounts of several other clients. The Trust understands that because of prevailing trading activity, it may not be possible to receive the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Fund(s) will be charged or credited with the average price. The effect of the aggregation may operate on some occasions to the Trust’s disadvantage. The Investment Adviser is not required to bunch or aggregate orders.

(c)	The Investment Adviser may effect transactions that cause the Trust to pay a commission in excess of the commission another broker would have charged for effecting such transaction, provided that such transaction is effected in compliance with Section 28(e) of the Exchange Act, and provided that the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker utilized by the Investment Adviser, viewed in terms of either the specific transaction or the Investment Adviser’s overall responsibility to the accounts for which the Investment Adviser exercises investment discretion and provided further that the commission is reasonable in relation to the benefits received by such accounts.

(d)

Subject to the provisions of the 1940 Act, the Investment Adviser and its affiliates may execute cross transactions with clients, funds and accounts managed by the Investment Adviser or its affiliates (collectively “Cross Transactions”) for the Fund(s) where the Investment Adviser believes such transactions are in the best interests of the Trust (for example, to avoid price movements that may be created by a market transaction). Cross Transactions are inter-account transactions that may be effected by the Investment Adviser or its affiliates acting for both the Trust and the counterparty to the transaction. The Trust should note that the Investment Adviser has a potentially conflicting division of loyalties and responsibilities regarding both parties to Cross Transactions. The Trust understands that the authority of the Investment Adviser to execute Cross Transactions for the Fund(s) hereunder is terminable at will without penalty, effective upon receipt by the Investment Adviser of written notice from the Trust. Such authorization will continue until notice of termination is received by the Investment Adviser hereunder, but a failure to terminate such authorization after consummation of any Cross Transaction will not constitute a waiver of the Trust’s right to terminate such authorization in the future.

7.

Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

8.	Reports. The Investment Adviser will submit such periodic reports to the Trust regarding the Investment Adviser’s activities hereunder as the Trust may reasonably request.

9.	Proxies. The voting of proxies for the Trust will be as set forth in the Investment Adviser’s Proxy Policy, a copy of which was delivered to the Trust pursuant to Section 3.

10.

Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Fund(s) are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

11.

Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement (including costs and expenses relating to office space, furnishings, equipment and personnel required by it in relation thereto) other than the cost of securities (including brokerage commissions, if any, taxes, borrowing costs (such as dividend expenses on securities sold short and interest)) purchased for the Fund. The Investment Adviser shall not be obligated under this Agreement to pay expenses of or for the Trust or any Fund not expressly assumed by the Investment Adviser in this Section 11 or as the Investment Adviser may voluntarily assume by separate written agreement.

12.

Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Fund(s) will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto (“Management Fee”). The obligation of the Fund(s) to pay the Management Fee to the Investment Adviser will begin as of the date of the initial public sale of shares in the Fund(s). The Management Fee attributable to a Fund shall be the obligation of that particular Fund and not of any other Fund.

13.	Limitation of Liability.

(a)

The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

(b)

The Investment Adviser shall remain liable for the acts or omissions of persons to whom it may delegate any critical or important operational functions or any relevant services and activities (both as interpreted in accordance with the Commission Rules) to be provided under this Agreement. The Investment Adviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of any of its delegates.

14.	Duration and Termination.

(a)

This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for a period of two years from the date of this Agreement. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive one-year terms, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust’s Board of Trustees, or by the vote of a majority of all votes attributable to the outstanding shares of such Fund.

(b)

Notwithstanding the foregoing, this Agreement may be terminated by either party as to a particular Fund at any time on 60 days’ written notice. Termination by the Trust must be approved by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Any termination of this Agreement will be without payment of any penalty by the Trust.

(c)	This Agreement will immediately terminate:

i.)	If the Investment Adviser ceases to be authorized by the FCA or registered with the Commission; or

ii.)	in the event of its assignment.

(d)	Upon termination, the Trust shall pay any fees due to the Investment Adviser pro rata to the date of termination.

(e)	Sections 11, 12, 13, 17, and this Section 14 shall survive any termination or expiration of this Agreement and the dissolution, termination and winding up of the Trust.

(f)	As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” shall have the same meanings as ascribed to such terms in the 1940 Act.

15.

Investment Adviser’s Representations. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

16.

Use of Name. The Trust and the Investment Adviser acknowledge that all rights to the name “Advisers Investment Trust” or any variation thereof belong to the Trust. The Trust and the Investment Adviser acknowledge that all rights to the name “Independent Franchise Partners US Equity Fund” or any variation thereof belong to the Investment Adviser and that the Trust is being granted a limited license to use “Independent Franchise Partners US Equity Fund” in its name, in the name of any of the Funds or in the name of any class of shares. In the event that the Investment Adviser ceases to be an adviser to the Trust, the Trust’s right to the use of the name “Independent Franchise Partners US Equity Fund” shall automatically cease on the ninetieth day following the termination of this Agreement. The right to “Independent Franchise Partners US Equity Fund” may also be withdrawn by the Investment Adviser during the term of this Agreement upon ninety (90) days written notice by the Investment Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect, the Investment Adviser’s right to use the name “Independent Franchise Partners US Equity Fund” in the name of, or in connection with, any other business enterprises with which the Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

17.

Confidentiality. Without the prior consent of the other party, no party shall disclose Confidential Information (as defined below) of any other party received in connection with the services provided under this Agreement. The receiving party shall use the same degree of care as it uses to protect its own confidential information of like nature, but no less than a reasonable degree of care, to maintain in confidence the Confidential Information of the disclosing party. The foregoing provisions shall not apply to any information that (i) is, at the time of disclosure, or thereafter becomes, part of the public domain through a source other than the receiving party, (ii) is subsequently learned from a third party that, to the knowledge of the receiving party, is not under an obligation of confidentiality to the disclosing party, (iii) was known to the receiving party at the time of disclosure, or (iv) is generated independently by the receiving party, or (v) is disclosed pursuant to applicable law, subpoena, applicable professional standards, request of a governmental or regulatory agency, or other process after reasonable notice to the other party. The parties further agree that a breach of this provision would irreparably damage the other party and accordingly agree that each of them is entitled, in addition to all other remedies at law or in equity, to an injunction or injunctions without bond or other security to prevent breaches of this provision.

For the purpose of this Agreement, Confidential Information shall mean NPPI (as defined below), any information identified by either party as “Confidential” and/or “Proprietary” or which, under all of the circumstances, ought reasonably to be treated as confidential and/or proprietary, or any nonpublic information obtained hereunder concerning the other party.

Nonpublic personal information relating to shareholders of the Trust (“NPPI”) provided by, or at the direction of, the Trust to the Adviser, or collected or retained by the Investment Adviser in the course of performing its duties and responsibilities under this Agreement, shall remain the sole property of the Trust. The Investment Adviser shall not give, sell or in any way transfer such Confidential Information to any person or entity, other than affiliates of the Investment Adviser except in connection with the performance of the Investment Adviser’s duties and responsibilities under this Agreement, at the direction of the Trust or as required or permitted by law (including applicable anti-money laundering laws). The Investment Adviser represents, warrants and agrees that it has in place and will maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of records and information relating to shareholders of the Trust. The Investment Adviser represents to the Trust that it has adopted a statement of its privacy policies and practices as required by Regulation S-P and agrees to provide the Trust with a copy of that statement annually.

The parties agree to comply with any and all regulations promulgated by the Securities and Exchange Commission or other applicable laws regarding the confidentiality of shareholder information.

The provisions of this Section shall survive the termination of this Agreement.

18.

Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

19.	Governing Law and Dispute Resolution in New York.

(a)

In the event of a dispute arising out of or relating to this contract, including any question regarding its existence, validity, breach or termination (each, a “Dispute”), the parties shall in the first instance seek, in good faith, to settle that Dispute by mediation administered by the American Arbitration Association (“AAA”) under its Commercial Mediation Procedures in existence on the date of this contract, before resorting to arbitration as provided in clauses 19(b) – 19(h) below. Either party may initiate mediation of a Dispute by filing a request for mediation with the AAA New York Regional Office or by filing a request for mediation with AAA online via WebFile at www.adr.org. The language to be used in any mediation is English, unless otherwise agreed by both parties in writing. The mediation shall take place in the Southern District of New York.

Clauses 19(e) – 19(h) below also shall govern any mediation of a Dispute. The mediator shall be a person having substantial experience with and knowledge of investment management-related transactions or disputes.

(b)

After mediation pursuant to clause 19(a) above, any unresolved controversy or claim arising from or relating to this contract or breach thereof shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules in existence on the date of this contract (the “Rules”), except as otherwise provided herein. If all parties to the dispute agree, a mediator involved in the parties’ mediation may be asked to serve as the arbitrator.

(c)	A party may not file a Demand for Arbitration with respect to a Dispute until after one of the following two conditions is satisfied (or the parties shall have otherwise agreed in writing):

i.)	60 days have passed from the receipt by AAA of a request for mediation of the Dispute, or

ii.)	the mediator of the Dispute has made a written or verbal declaration to the parties that further efforts at mediation would not contribute to a resolution of the parties’ dispute,

(d)	Furthermore:

i.)	all arbitration proceedings must be conducted in English;

ii.)	the seat of arbitration will be New York, New York; and

iii.)	the number of arbitrators shall be three

Each arbitrator shall be selected from a panel of persons having substantial experience with and knowledge of investment management-related transactions or disputes. At least one of the arbitrators selected from the panel will be an attorney duly admitted and licensed to practice law, a retired attorney who otherwise has such qualifications as agreed upon by the parties, or a retired judge.

(e)	The parties agree that the following must be kept confidential:

i.)	the existence of any Dispute;

ii.)	the parties’ attempts to resolve the Dispute by mediation or arbitration;

iii.)	any documents which are created or produced in the course of any Dispute (including the mediation and arbitration thereof); and

iv.)	any award, decision, agreement or compromise made as a consequence of any Dispute, except to the extent required to judicially enforce any of the foregoing documents in this subclause (d).

(f)

Parties may disclose information or documents detailed in clause 19.5 only to expert advisers and insurers who have agreed with the party to keep matters confidential, and as otherwise provided for by law.

(g)

Any mediator or arbitrators shall apply the substantive law of the State of Delaware, without regard to conflicts-of-law principles, to any Dispute. The arbitrators will have no authority to award punitive, consequential, or other damages not measured by the prevailing party’s actual damages, except as may be required by statute. Any award in an arbitration initiated under this Section 19 shall be limited to monetary damages and shall include no injunction or direction to any party other than the direction to pay a monetary amount. The parties shall each cover its own respective costs and fees “Costs and fees” mean all reasonable pre-award expenses of the arbitration, including the arbitrators’ fees, administrative fees, travel expenses, out-of-pocket expenses such as copying and telephone, court costs, witness fees, and attorneys’ fees.

(h)

The parties hereby irrevocably: (i) submit to the exclusive jurisdiction of the state or federal courts in New York, in connection with any action or other proceeding to enforce or interpret the provisions of this Section 19; (ii) waive any objection (however asserted) to the jurisdiction or venue of such courts in any such action or proceeding, and any objection (however asserted) based upon forum non conveniens or any similar doctrine, and (iii) agree to service of process in any such action or proceeding by delivery to such party at its address listed for the giving of written notice in Section 16, by internationally-recognized overnight delivery service, charges prepaid, in addition to any other method of service of process permitted by applicable law. Notwithstanding the immediately preceding sentence, (i) a party may commence an action or proceeding in any jurisdiction to enforce an order or judgment entered by one of the courts described in such sentence and (ii) judgment on the award rendered by the arbitrators in any Dispute may be entered in any court having jurisdiction thereof. In lieu of maintaining a registered agent for service of process in the United States, the Investment Manager agrees that it will accept service of process at its offices in London.

20.

Miscellaneous. A copy of the Agreement and Declaration of Trust establishing the Trust is on file with the Secretary of State of Delaware, and notice is hereby given that this Agreement is executed by the Trust on behalf of the Fund(s) by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Advisers Investment Trust

By:
Name:
Title:

Independent Franchise Partners, LLP

By:
Name:
Title:

Second Signatory Independent Franchise Partners, LLP

By:
Name:
Title:

DATED:                 , 2022

SCHEDULE A

TO THE INVESTMENT ADVISORY AGREEMENT

BETWEEN ADVISERS INVESTMENT TRUST

AND

INDEPENDENT FRANCHISE PARTNERS, LLP

Name of Fund	Compensation
Independent Franchise Partners US Equity Fund	Annual rate, based on the average daily net asset value of the Fund, as described below in the section titled “Management Fees”.

Management Fees

In consideration of its investment management services, the Investment Adviser will be paid a monthly fee which will be calculated as set out below (the “Management Fee”).

1.

The Management Fee will be calculated and paid by the financial administrator after each month-end period. The Management Fee will be based on the average daily net assets of the Fund, as determined by the Fund Accountant during the month. The Fee shall be pro-rated on a daily basis when the Fund is under the management of the Investment Adviser for a portion of any month.

2.

Effective October 1, 2020 the Management Fee will be calculated at a rate of 84bps per annum with a discount applied by the Investment Adviser as determined by the total value of the assets under management of the Investment Adviser and any associate as calculated at the beginning of each calendar quarter by the administrator of the Investment Adviser (“AUM”) and at the rates set out below. The scale discount applies to combined total assets above US$1 billion and will steadily reduce the effective overall annual fee from 84bps to 64bps when combined total assets reach US$5 billion for period October 1, 2020 through September 30, 2021.

Effective October 1, 2020 the operation of the discount on the standard 84bps fee is illustrated in the table below.

Combined Global/ US Franchise Asset Ranges	Scale Discount for Assets in each Range	Net Fee for Assets in each Range after Discount	Effective Overall Annual Fee*
First US$1 billion	—	84bps	84bps
US$1 – 2 billion	10bps	74bps	at US$2bn – 79bps
US$2 – 3 billion	20bps	64bps	at US$3bn – 74bps
US$3 – 4 billion	30bps	54bps	at US$4bn – 69bps
US$4 – 5 billion	40bps	44bps	at US$5bn – 64bps
Above US$5 billion	—	—	64bps

(*)	For purposes of calculating the discount, total assets and the corresponding effective annual fee to be applied throughout each quarter are calculated at the start of the quarter

3.

Effective October 1, 2021 the Management Fee will be calculated at a rate of 80bps per annum with a discount applied by the Investment Adviser as determined by the total value of the assets under management of the Investment Adviser and any associate as calculated at the beginning of each calendar quarter by the administrator of the Investment Adviser (“AUM”) and at the rates set out below. The scale discount applies to combined total assets above US$1 billion and will steadily reduce the effective overall annual fee from 80bps to 60bps when combined total assets reach US$5 billion.

Effective October 1, 2021 the operation of the discount on the standard 80bps fee is illustrated in the table below.

Combined Global/ US Franchise Asset Ranges	Scale Discount for Assets in each Range	Net Fee for Assets in each Range after Discount	Effective Overall Annual Fee*
First US$1 billion	—	80bps	80bps
US$1 – 2 billion	10bps	70bps	at US$2bn – 75bps
US$2 – 3 billion	20bps	60bps	at US$3bn – 70bps
US$3 – 4 billion	30bps	50bps	at US$4bn – 65bps
US$4 – 5 billion	40bps	40bps	at US$5bn – 60bps
Above US$5 billion	—	—	60bps

*	For purposes of calculating the discount, total assets and the corresponding effective annual fee to be applied throughout each quarter are calculated at the start of the quarter

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
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VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 5, 2023

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Independent Franchise Partners US Equity Fund (the “Fund”), a series of Advisers Investment Trust (the “Trust”), revoking previous proxies, hereby appoints Toni Bugni and Barbara Nelligan, or any one of them, as true and lawful attorneys with full power of substitution of each, to vote all shares of Independent Franchise Partners US Equity Fund that the undersigned is entitled to vote at the Meeting of Shareholders to be held at the offices of The Northern Trust Company, the Trust’s administrator, at 333 S. Wabash Street, Chicago, IL 60604 at 10:00 a.m., Central Time, on Thursday, January 5, 2023, and at any and all adjournments or postponements thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. The shares of Independent Franchise Partners US Equity Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
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IFP_32939_102122

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials

for the Meeting of Shareholders to be held on January 5, 2023.

The Proxy Statement for this meeting is available at

https://www.proxy-direct.com/ifp-32939

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted "FOR" the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal The Board recommends that you vote FOR the proposal.

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Independent Franchise Partners, LLP ("Franchise Partners"), the Fund’s current investment adviser.	☐	☐	☐

2. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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